LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND

June 15, 1997

Dear Shareholder:

We are pleased to report that The JPM Institutional Federal Money Market Fund outperformed its benchmark, the IBC/Donoghue U.S. Government & Agency Money Market Fund Average,* for the six months ended April 30, 1997. The Fund returned 2.61% for the period versus a benchmark return of 2.32%. We believe that security selection and active maturity management contributed to the Fund's return for the period and that these investment decisions have helped the Fund to consistently outperform its benchmark since its inception on January 4, 1993 (see table on page 2).

The Fund's net asset value remained $1.00 per share. The Fund's net assets were approximately $101.2 million while the net assets of The Federal Money Market Portfolio, in which the Fund invests, totaled approximately $319.9 million on April 30, 1997, the end of the reporting period.

Shareholders will be pleased to learn that The JPM Institutional Federal Money Market Fund was rated AAA by Standard & Poor's and Moody's in May and June, respectively, the highest rating these agencies assign to money market funds. In another development, the Trustees recently broadened the list of allowable agency holdings to include offerings from the Tennessee Valley Authority and the Student Loan Marketing Association, both of which offer the tax-advantaged status of the Portfolio's other investments. We anticipate that shareholders will be pleased with the results of this expanded mandate.

We also call your attention to the Portfolio Manager Q&A on page 3, where Skip Johnson, the lead Portfolio manager, discusses some of the events affecting the government money market and how the Portfolio was positioned to respond to them.

As always, we welcome your comments, questions, or any suggestions on how we can further improve your financial reports. Please call J.P. Morgan Funds Services, toll free, at (800) 766-7722.

Sincerely yours,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services


*REPRESENTS THE IBC/DONOGHUE U.S. TREASURY & REPO MONEY MARKET FUND AVERAGE THROUGH 12/31/95 AND THE IBC/DONOGHUE U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE THEREAFTER.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS. . . . . 1     FUND FACTS AND HIGHLIGHTS . . . . . 5

FUND PERFORMANCE. . . . . . . . . . 2     FINANCIAL STATEMENTS. . . . . . . . 8

PORTFOLIO MANAGER Q&A . . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes a fund's actual (or cumulative) return and shows what constant annual return would have produced that cumulative return. Average annual total returns represent the average yearly change of a fund's value over a specified time period, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                   TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                              -------------------------     -----------------------------------------
                                              THREE           SIX           ONE            THREE          SINCE
AS OF APRIL 30, 1997                          MONTHS         MONTHS         YEAR           YEARS          INCEPTION*
-----------------------------------------------------------------------     -----------------------------------------
The JPM Institutional Federal
   Money Market Fund                          1.25%          2.61%          5.22%          5.23%          4.52%
IBC/Donoghue U.S. Government & Agency
   Money Market Fund Average**                1.16%          2.32%          4.68%          4.68%          4.05%
Lipper Institutional U.S. Treasury
   Money Market Fund Average                  1.20%          2.45%          4.98%          5.01%          4.36%


AS OF MARCH 31, 1997
-----------------------------------------------------------------------     -----------------------------------------
The JPM Institutional Federal
   Money Market Fund                          1.25%          2.61%          5.21%          5.18%          4.50%
IBC/Donoghue U.S. Government & Agency
   Money Market Fund Average**                1.15%          2.31%          4.66%          4.63%          4.04%
Lipper Institutional U.S. Treasury
   Money Market Fund Average                  1.20%          2.46%          4.97%          4.96%          4.35%

*1/4/93 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS OF 1/4/93 IS 4.49%.

**REPRESENTS THE IBC/DONOGHUE U.S. TREASURY & REPO MONEY MARKET FUND AVERAGE THROUGH 12/31/95 AND THE IBC/DONOGHUE U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE THEREAFTER.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. PERFORMANCE OF THE IBC/DONOGHUE U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE IS THAT OF AN AVERAGE OF FUNDS MANAGED SIMILARLY TO THE FUND. IBC/DONOGHUE IS A NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA. NO REPRESENTATION IS MADE THAT INFORMATION GATHERED FROM THESE SOURCES IS ACCURATE OR COMPLETE. THE FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE FEDERAL MONEY MARKET PORTFOLIO, A SEPARATELY REGISTERED COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND.

PORTFOLIO MANAGER Q&A


[PHOTO]

Following is an interview with ROBERT R. ("SKIP") JOHNSON, a member of the portfolio management team for The Federal Money Market Portfolio, in which the Fund invests. Prior to joining Morgan in 1988, he held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on June 4, 1997 and reflects Skip's views on that date.

FIXED INCOME MARKETS OVER THE LAST SIX MONTHS HAVE BEEN DOMINATED BY THE QUESTIONS OF WHETHER -- AND WHEN -- THE FEDERAL RESERVE WOULD INCREASE THE FEDERAL FUNDS RATE; AND CONFLICTING ECONOMIC DATA PRODUCED A FAIR AMOUNT OF MARKET VOLATILITY. (THE FED DID, OF COURSE, FINALLY TIGHTEN ON MARCH 25, RAISING THE FED FUNDS RATE FROM 5.25% TO 5.50%.) HOW DID WE POSITION THE PORTFOLIO IN RESPONSE TO ALL OF THIS UNCERTAINTY?

RRJ: Although the economy has been showing moderate growth after a strong fourth quarter, the economic data over the previous six months has been somewhat ambiguous as to the direction of the economy. While inflation remained low, and other indicators, such as durable goods orders, suggested no surge in the economy, unemployment fell to historically low levels, raising fears of wage pressures. Other signs of economic strengthening included a big fourth quarter GDP figure (originally reported at 4.7% then revised to 3.9%), strong housing numbers and rising measures of consumer confidence. With such ambiguous data, the market vacillated, rising one month and falling the next. Our response was to keep the Portfolio in a relatively conservative 50 to 60 day maturity range, which helped preserve values as interest rates rose. By the end of March, following the Fed tightening, yields had become so attractive that we lengthened average maturity somewhat to take advantage of them, then got some benefit from this when rates fell in April. Overall, it was a period when being conservative was helpful.

AS NOTED IN THE LETTER TO SHAREHOLDERS ON THE COVER OF THIS REPORT, THE BOARD OF TRUSTEES APPROVED A CHANGE IN THE PORTFOLIO'S INVESTMENT GUIDELINES TO EXPAND THE USE OF AGENCY SECURITIES TO INCLUDE INSTRUMENTS ISSUED BY THE TENNESSEE VALLEY AUTHORITY AND THE STUDENT LOAN MARKETING ASSOCIATION. (THE PORTFOLIO WAS ALREADY AUTHORIZED TO INVEST IN CREDITS OF THE FEDERAL FARM CREDIT BANK AND THE FEDERAL HOME LOAN BANKS.) WHAT CRITERIA DO WE USE TO DECIDE WHICH AGENCIES ARE APPROPRIATE FOR THIS PORTFOLIO? WILL THIS CHANGE RESULT IN A SHIFT IN PORTFOLIO STRATEGY?

RRJ: Agencies are attractive because they generally offer a slight yield advantage over straight Treasuries with a level of risk very near that of Treasuries. As a result, a money market portfolio that can use agencies should slightly outperform a pure Treasury money market portfolio.

     One of the advantages of a Treasury portfolio, however, is that income from it is exempt from state and local taxes. Investors who choose a Treasury fund for its tax preferred status will generally prefer that any non-Treasury holdings also be tax exempt. Thus, the primary criterion for selection of an agency for inclusion in this Fund is that the income from the instrument be accepted as exempt from state and local taxes in as many states as possible, similar to the status now enjoyed by Treasury issues. The addition of Tennessee Valley Authority and Student Loan Marketing Association paper substantially increases our exposure to tax preferred agency instruments, and this is expected to be beneficial for our shareholders.

     It should also be noted that as of May 12 the Portfolio's 35% limit on agency holdings was removed. We expect that the ability to commit a substantial portion of the Portfolio to agencies should enhance the Portfolio's yield.

WHAT HAVE BEEN THE MOST CHALLENGING ASPECTS OF THE GOVERNMENT MONEY MARKET OVER THE PAST SIX MONTHS?

RRJ: The volatility in the markets, while you like to see it, makes it a little difficult to judge a portfolio's maturity level. We were a little surprised to see the economic growth continue so strong in the first quarter. It looks to be declining somewhat right now in the second quarter. But as always, what we do is driven by what the Fed intends to do and the market's perception of what the Fed intends to do, and that guessing game is always challenging.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND AGAIN OUTPERFORMED ITS BENCHMARK, THE IBC/DONOGHUE U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE, AND ALSO ITS LIPPER COMPETITIVE UNIVERSE FOR THE REPORTING PERIOD. IN YOUR OPINION, WHAT FACTORS WERE RESPONSIBLE FOR THIS STRONG SHOWING?

RRJ: I think the chief contributor to outperforming the benchmark was our management of the Portfolio's maturity through the period. When we saw strengthening economic numbers in the first part of the year, we shortened the Portfolio's average maturity and kept it in the 50 to 60 day range for most of the period. Our duration committee has been helpful in this. It reviews Fed policy and the spread between Fed funds and the two-year Treasury, along with real short-term rates and other technical and fundamental analysis in the front end of the yield curve.

NOW THAT THE FED TIGHTENING HAS FINALLY OCCURRED, DO YOU EXPECT THE MARKETS TO SETTLE DOWN A BIT? DO SUMMER AND FALL PRESENT ANY SPECIAL ISSUES FOR THIS KIND OF PORTFOLIO?

RRJ: I don't think there will be much in the way of seasonal pressures. The economy continues to be strong, and some Fed tightening is anticipated. Whether it will be at the July meeting or the follow-up meeting at the end of August is not clear, but it looks to us that there will be a need for 25 to 50 basis points of further tightening by the Fed to slow the economy. It remains to be seen what the economic data in the interim will show. It appears that things are slowing a bit, but I think any slowdown in the second quarter is likely to be followed by strength in the third quarter. The 12-month GDP growth is about 4% for the 12 months ended March 31, and that's too strong for the Fed. If this kind of strength persists, the Fed will move to slow things down. The unemployment rate alone -- at a very low 4.9% just preceding the FOMC meeting -- was almost sufficient to provoke the Fed to move. We're a little surprised that they did not. However, there appears still to be reason for them to move, perhaps preemptively, before they see evidence of a slowdown.

FUND FACTS


INVESTMENT OBJECTIVE

The JPM Institutional Federal Money Market Fund seeks to provide current income, maintain a high level of liquidity, and preserve capital. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/4/93

--------------------------------------------------------------------------------
NET ASSETS AS OF 4/30/97
$101,244,404

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/19/97


EXPENSE RATIO
The Fund's annualized expense ratio of 0.20% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.



FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1997


DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

    0-30 DAYS  78.3%
    31-60 DAYS  0.0%
    61-90 DAYS  0.0%
    90+ DAYS  21.7%


AVERAGE 7-DAY YIELD
5.18%


AVERAGE LIFE
60 days

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO CONTINUE TO DO SO.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions, and reflect the reimbursement of Fund expenses. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The Federal Money Market Portfolio, a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Federal Money Market Portfolio
  ("Portfolio"), at value                          $101,355,370
Receivable for Expense Reimbursements                    15,447
Deferred Organization Expenses                           14,496
Prepaid Trustees' Fees                                       25
Prepaid Expenses and Other Assets                           254
                                                   ------------
    Total Assets                                    101,385,592
                                                   ------------

LIABILITIES
Dividends Payable to Shareholders                       114,037
Shareholder Servicing Fee Payable                         4,656
Administrative Services Fee Payable                       2,917
Administration Fee Payable                                1,011
Fund Services Fee Payable                                    69
Accrued Expenses                                         18,498
                                                   ------------
    Total Liabilities                                   141,188
                                                   ------------
NET ASSETS
Applicable to 101,248,837 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $101,244,404
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $1.00
                                                           ----
                                                           ----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $101,248,837
Accumulated Net Realized Loss on Investment              (4,433)
                                                   ------------
    Net Assets                                     $101,244,404
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $2,871,324
Allocated Portfolio Expenses (Net of
  Reimbursement of $38,887)                                    (108,948)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                               2,762,376

FUND EXPENSES
Shareholder Servicing Fee                          $27,237
Administrative Services Fee                         17,022
Amortization of Organization Expenses               10,579
Registration Fees                                   10,413
Transfer Agent Fees                                  8,840
Professional Fees                                    5,900
Printing Expenses                                    5,193
Fund Services Fee                                    1,856
Administration Fee                                   1,845
Trustees' Fees and Expenses                            851
Insurance Expense                                      317
Miscellaneous                                        2,378
                                                   -------
    Total Fund Expenses                             92,431
Less: Reimbursement of Expenses                    (92,431)
                                                   -------

NET FUND EXPENSES                                                    --
                                                             ----------
NET INVESTMENT INCOME                                         2,762,376

NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      (2,724)
                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $2,759,652
                                                             ----------
                                                             ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1997          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1996
                                                   ------------   ----------------

DECREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $  2,762,376   $     6,268,240
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                         (2,724)           62,022
                                                   ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      2,759,652         6,330,262
                                                   ------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (2,762,376)       (6,268,240)
Net Realized Gain                                       (61,236)          (38,279)
                                                   ------------   ----------------
    Total Distributions to Shareholders              (2,823,612)       (6,306,519)
                                                   ------------   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (AT
  A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold    159,852,460       285,173,420
Reinvestment of Dividends and Distributions           1,804,248         3,692,242
Cost of Shares of Beneficial Interest Redeemed     (169,398,715)     (324,946,743)
                                                   ------------   ----------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                            (7,742,007)      (36,081,081)
                                                   ------------   ----------------
    Total Decrease in Net Assets                     (7,805,967)      (36,057,338)

NET ASSETS
Beginning of Period                                 109,050,371       145,107,709
                                                   ------------   ----------------
End of Period                                      $101,244,404   $   109,050,371
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                       FOR THE PERIOD
                                                       FOR THE          FOR THE FISCAL YEAR ENDED     JANUARY 4, 1993
                                                   SIX MONTHS ENDED            OCTOBER 31,            (COMMENCEMENT OF
                                                    APRIL 30, 1997    -----------------------------    OPERATIONS) TO
                                                     (UNAUDITED)        1996       1995      1994     OCTOBER 31, 1993
                                                   ----------------   --------   --------   -------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          1.00    $   1.00   $   1.00   $  1.00   $          1.00
                                                   ----------------   --------   --------   -------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.0251      0.0508     0.0555    0.0354            0.0220
Net Realized Gain (Loss) on Investment                     (0.0000)(a)   0.0006    0.0003   (0.0000)(a)          0.0000(a)
                                                   ----------------   --------   --------   -------   ----------------
Total from Investment Operations                            0.0251      0.0514     0.0558    0.0354            0.0220
                                                   ----------------   --------   --------   -------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.0251)    (0.0508)   (0.0555)  (0.0354)          (0.0220)
Net Realized Gain                                          (0.0007)    (0.0003)        --   (0.0001)               --
                                                   ----------------   --------   --------   -------   ----------------
Total Distributions to Shareholders                        (0.0258)    (0.0511)   (0.0555)  (0.0355)          (0.0220)
                                                   ----------------   --------   --------   -------   ----------------

NET ASSET VALUE, END OF PERIOD                     $          1.00    $   1.00   $   1.00   $  1.00   $          1.00
                                                   ----------------   --------   --------   -------   ----------------
                                                   ----------------   --------   --------   -------   ----------------
Total Return                                                  2.61%(b)     5.23%     5.69%     3.61%             2.23%(b)
                                                   ----------------   --------   --------   -------   ----------------
                                                   ----------------   --------   --------   -------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $       101,244    $109,050   $145,108   $80,146   $        25,477
Ratios to Average Net Assets
  Expenses                                                    0.20%(c)     0.20%     0.20%     0.20%             0.27%(c)
  Net Investment Income                                       5.07%(c)     5.09%     5.56%     3.81%             2.81%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     0.24%(c)     0.26%     0.31%     0.47%             0.76%(c)

------------------------
(a) Less than $0.0001.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional Federal Money Market Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1993. Prior to January 9, 1997, the Fund's name was The JPM Institutional Treasury Money Market Fund.

The Fund invests all of its investable assets in The Federal Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (32% at April 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)All the Fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $104,282. These costs were deferred and are being amortized on a straight-line basis over a five-year period from commencement of operations.

    e)Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, The JPM Advisor Funds, the Portfolios and other portfolios (the "Master Portfolios") in which the Trust, The JPM Pierpont Funds and the JPM Advisor Funds invest, JPM Series Trust and JPM Series Trust II. For the six months ended April 30, 1997, the fee for these services amounted to $1,845.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of the JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund had agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, The JPM Pierpont Funds, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended April 30, 1997, the fee for these services amounted to $17,022.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.20% of the average daily net assets of the Fund through February 28, 1998. For the six months ended April 30, 1997, Morgan has agreed to reimburse the Fund $92,431 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended April 30, 1997, the fee for these services amounted to $27,237.

THE JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $1,856 for the six months ended April 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $400.

The Federal Money Market Portfolio
Semi-annual Report April 30, 1997
(unaudited)
(The following pages should be read in conjunction with The JPM Institutional Federal Money Market Fund
Semi-annual Financial Statements)

THE FEDERAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                      YIELD TO
    AMOUNT                                                           MATURITY    MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                   DATE        RATE         VALUE
--------------    -------------------------------------------------  ---------   ---------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (34.3%)
$      10,000     Federal Farm Credit Bank Discount Note...........   05/13/97      5.240%   $  9,982,533
       13,000     Federal Farm Credit Bank Discount Note...........   05/21/97      5.260      12,962,011
       20,000     Federal Farm Credit Bank Discount Note...........   05/29/97      5.260      19,918,178
       30,000     Federal Home Loan Bank Discount Note.............   05/01/97      5.380      30,000,000
       12,000     Federal Home Loan Bank Discount Note.............   05/05/97      5.320      11,992,907
       25,000     Federal Home Loan Bank Bond......................   04/15/98      6.020      24,977,585
                                                                                             ------------
                      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                        (AMORTIZED COST $109,833,214)                                         109,833,214
                                                                                             ------------

U.S. TREASURY OBLIGATIONS (61.8%)
       13,851     United States Treasury Bills.....................   05/01/97      4.900      13,851,000
       22,000     United States Treasury Bills.....................   05/29/97      4.760      21,918,551
       30,000     United States Treasury Bills.....................   05/08/97      4.950      29,971,125
       47,000     United States Treasury Bills.....................   05/22/97      4.990      46,863,191
       40,000     United States Treasury Notes.....................   05/15/97      8.500      40,047,222
       15,000     United States Treasury Notes.....................   09/30/97      5.750      15,004,102
       20,130     United States Treasury Notes.....................   10/31/97      5.625      20,114,339
       10,000     United States Treasury Notes.....................   11/30/97      5.375       9,990,779
                                                                                             ------------
                      TOTAL U.S. TREASURY OBLIGATIONS (AMORTIZED
                        COST $197,760,309)                                                    197,760,309
                                                                                             ------------

REPURCHASE AGREEMENT (4.9%)
       15,527     Goldman Sachs Repurchase Agreement, dated
                    04/30/97, proceeds $15,529,307, (collateralized
                    by $16,357,000 U.S. Treasury Bonds 6.625%, due
                    02/15/2027 valued at $15,838,317) (cost
                    $15,527,000)...................................   05/01/97      5.350      15,527,000
                                                                                             ------------
                  TOTAL INVESTMENTS (COST $323,120,523) (101.0%)                              323,120,523
                  LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)                                (3,186,313)
                                                                                             ------------
                  NET ASSETS (100.0%)                                                        $319,934,210
                                                                                             ------------
                                                                                             ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $323,120,523
Cash                                                        261
Receivable for Investments Sold                      10,019,157
Interest Receivable                                   1,938,285
Receivable for Expense Reimbursement                     19,274
Deferred Organization Expenses                            3,772
Prepaid Trustees' Fees                                    1,483
Prepaid Expenses and Other Assets                           700
                                                   ------------
    Total Assets                                    335,103,455
                                                   ------------

LIABILITIES
Payable for Investments Purchased                    15,077,155
Advisory Fee Payable                                     55,039
Administrative Services Fee Payable                       8,636
Custody Fee Payable                                       5,650
Administration Fee Payable                                1,299
Fund Services Fee Payable                                   685
Accrued Expenses                                         20,781
                                                   ------------
    Total Liabilities                                15,169,245
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $319,934,210
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $8,607,834

EXPENSES
Advisory Fee                                       $ 327,216
Administrative Services Fee                           51,218
Custodian Fees and Expenses                           29,753
Professional Fees and Expenses                        17,237
Fund Services Fee                                      5,758
Administration Fee                                     3,315
Amortization of Organization Expenses                  2,753
Trustees' Fees and Expenses                            2,342
Miscellaneous                                          4,999
                                                   ---------
    Total Expenses                                   444,591
Less: Reimbursement of Expenses                     (116,658)
                                                   ---------

NET EXPENSES                                                      327,933
                                                               ----------
NET INVESTMENT INCOME                                           8,279,901

NET REALIZED LOSS ON INVESTMENTS                                  (12,933)
                                                               ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $8,266,968
                                                               ----------
                                                               ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   APRIL 30, 1997       YEAR ENDED
                                                     (UNAUDITED)     OCTOBER 31, 1996
                                                   ---------------   ----------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $     8,279,901   $     16,581,846
Net Realized Gain (Loss) on Investments                    (12,933)           169,188
                                                   ---------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         8,266,968         16,751,034
                                                   ---------------   ----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        1,086,952,947      1,895,749,425
Withdrawals                                         (1,070,221,037)    (1,935,444,581)
                                                   ---------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                      16,731,910        (39,695,156)
                                                   ---------------   ----------------
    Total Increase (Decrease) in Net Assets             24,998,878        (22,944,122)

NET ASSETS
Beginning of Period                                    294,935,332        317,879,454
                                                   ---------------   ----------------
End of Period                                      $   319,934,210   $    294,935,332
                                                   ---------------   ----------------
                                                   ---------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                        FOR THE FISCAL      FOR THE PERIOD
                                                       FOR THE            YEAR ENDED       JANUARY 4, 1993
                                                   SIX MONTHS ENDED      OCTOBER 31,       (COMMENCEMENT OF
                                                    APRIL 30, 1997    ------------------    OPERATIONS) TO
                                                     (UNAUDITED)      1996   1995   1994   OCTOBER 31, 1993
                                                   ----------------   ----   ----   ----   ----------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                               0.20%(a)     0.20%  0.20%  0.22%        0.26%(a)
  Net Investment Income                                  5.06%(a)     5.08%  5.55%  3.65%        2.75%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                0.07%(a)     0.07%  0.06%  0.05%        0.07%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Federal Money Market Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The Portfolio commenced operations on January 4, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. Prior to January 9, 1997, the Portfolio's name was The Treasury Money Market Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

       The Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    b) Securities transactions are recorded on a trade date basis. Investment income consists of interest income, which includes the amortization of premiums and discounts, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    c) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

    d) The Portfolio incurred organization expenses in the amount of $27,491. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

    a) The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the Investment Advisory Agreement, the Portfolio pays Morgan at an annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the six months ended April 30, 1997, this fee amounted to $327,216.

    b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Portfolio and other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds and The JPM Institutional Funds invest, JPM Series Trust and JPM Series Trust II. For the six months ended April 30, 1997, the fee for these services amounted to $3,315.

       On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of the JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, investors in the Master Portfolios for which Morgan provides similar services, The JPM Pierpont Funds, The JPM Institutional Funds, and JPM Series Trust. For the six months ended April 30, 1997, the fee for these services amounted to $51,218.

       In addition, Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 0.20% of the average daily net assets of the Portfolio through February 28, 1998. For the six months ended April 30, 1997, Morgan has agreed to reimburse the Portfolio $116,658 for expenses under this agreement.

    d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $5,758 for the six months ended April 30, 1997.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,200.

JPM INSTITUTIONAL PRIME MONEY MARKET FUND

JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

JPM INSTITUTIONAL FEDERAL MONEY MARKET FUND

JPM INSTITUTIONAL SHORT TERM BOND FUND

JPM INSTITUTIONAL BOND FUND

JPM INSTITUTIONAL TAX EXEMPT BOND FUND

JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

JPM INSTITUTIONAL SHARES: CALIFORNIA BOND FUND

JPM INSTITUTIONAL INTERNATIONAL BOND FUND

JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

JPM INSTITUTIONAL DIVERSIFIED FUND

JPM INSTITUTIONAL U.S. EQUITY FUND

JPM INSTITUTIONAL DISCIPLINED EQUITY FUND

JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

JPM INSTITUTIONAL JAPAN EQUITY FUND

JPM INSTITUTIONAL EUROPEAN EQUITY FUND

JPM INSTITUTIONAL ASIA GROWTH FUND


FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.


THE
JPM INSTITUTIONAL
FEDERAL MONEY
MARKET FUND


SEMI-ANNUAL REPORT
APRIL 30, 1997